UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): June 1, 2006

Tenthgate Incorporated (Exact Name of Registrant as Specified in Its Charter)

Delaware (State or Other Jurisdiction of Incorporation)

000-51059 (State or Other Jurisdiction of Incorporation or Organization)	20-2976749 (IRS Employer Identification No.)

1900 Campus Commons Drive Suite 100 Reston, Virginia 20191 (Address of Principal Executive Offices)

(703) 766-6556 (Issuer’s Telephone Number, Including Area Code)

(Former Name, Former Address and Former Fiscal Year, If Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[	] Written communications pursuant to Rule 425 under the Securities Act.

[	] Soliciting material pursuant to Rule 14a-12 under the Exchange Act.

[	] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act.

[	] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act.

Item 5.02. Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

On June 1, 2006, the Company re-elected Tim Novak as TenthGate Incorporated’s Chief Financial & Accounting Officer upon the resignation of L. Joy Putnam. Ms. Putnam served with excellence as Vice President of Finance and Chief Financial Officer for TenthGate from January 1, 2006 to June 1, 2006 and resigned her position without prejudice or disagreement with the Company to pursue other opportunities. Mr. Novak also serves at TenthGate’s Chairman, Chief Executive Officer and President.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 2, 2006	Tenthgate Incorporated
(Registrant)

By:	/s/ R. Paul Gray

Name: R. Paul Gray

Title:	Secretary & Treasurer

2